UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 11, 2021
Date of Report (Date of earliest event reported)

NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)
Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

+852-3107-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NHTC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

Pursuant to Item 5.07(d) of Form 8-K, Natural Health Trends Corp. (the "Company") is filing this Amendment No. 1 to its Form 8-K originally filed on May 11, 2021 that reported the voting results from its 2021 annual meeting of stockholders held on May 11, 2021, solely for the purpose of disclosing the Company's decision on the frequency of future advisory votes on the compensation of the Company’s named executive officers. Except for the foregoing, this amendment does not modify or update any other disclosure contained in the original Form 8-K filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2021, the Company held its 2021 annual meeting of stockholders. Proposal Three asked that stockholders approve, by advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers. These advisory votes on executive compensation are periodic, non-binding stockholder votes to approve the compensation paid to the Company's named executive officers as disclosed in the Company's proxy statements and are required under Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of shares voting at the 2021 annual meeting of stockholders approved, by advisory vote, in favor of a three-year frequency for future advisory votes on the compensation of the Company’s named executive officers. Given the say-on-frequency voting results and the preference of the Company's Board of Directors (the "Board") for a three-year frequency for voting, among other reasons, the Board has decided to include a vote on executive compensation in the Company's proxy materials every three years. As a result, the Company expects that an advisory vote on executive compensation will be held every three years through 2027, when the next advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers is required under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2021
NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer